                                 EXHIBIT 10.23
                           (FORM OF DEALER WARRANT)

THESE SECURITIES HAVE BEEN ISSUED PURSUANT TO EXEMPTIONS FOR NONPUBLIC OFFERINGS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, AND, ACCORDINGLY, THESE SECURITIES MAY NOT BE RESOLD OR OTHERWISE DISPOSED OF UNLESS, IN THE OPINION OF COUNSEL FOR OR REASONABLY SATISFACTORY TO THE ISSUER, REGISTRATION UNDER THE APPLICABLE FEDERAL OR STATE SECURITIES LAWS IS NOT REQUIRED OR COMPLIANCE IS MADE WITH SUCH REGISTRATION REQUIREMENTS. THIS LEGEND SHALL BE ENDORSED UPON ANY WARRANT ISSUED IN EXCHANGE FOR THIS WARRANT.

                 WARRANT TO PURCHASE UP TO _________ UNITS OF
                        LIMITED PARTNERSHIP INTEREST OF

                            CAPITAL AUTOMOTIVE L.P.


No.: ___                                                       February __, 1998

     THIS CERTIFIES THAT, ____________ ("Holder"), for value received, or its registered assigns, is entitled to purchase, on the terms and subject to the conditions hereinafter set forth, from Capital Automotive L.P., a Delaware limited partnership (the "Partnership"), at any time, and from time to time, during the period beginning on the date hereof and ending on the fifth anniversary of the date hereof, that number of units (the "Warrant Units") of limited partnership interest of the Partnership (the "Units"), as determined in accordance with the provisions of Section 2 hereof.

     SECTION 1. EXERCISE PRICE.  The exercise price per Warrant Unit at which
                --------------
this Warrant (the "Warrant") may be exercised shall be equal to ____ Dollars ($__.00) per Unit (the "Exercise Price"), as adjusted from time to time in accordance with the provisions of Section 4 hereof in consideration for services rendered in connection with the formation of the Partnership.

     SECTION 2. EXERCISE OF WARRANT.
                -------------------

     2.1. Number of Warrant Units for Which Warrant is Exercisable.  The number
          --------------------------------------------------------
of Warrant Units for which this Warrant may be exercised at any time prior to its expiration shall be determined by (a) multiplying ______________ by the Exercise Price and (b) dividing the result by the reference price (the "Reference Price") initially equal to the Exercise Price or, in case an adjustment of the Reference Price has taken place pursuant to the provisions of
Section 4 of this Warrant, then by the Reference Price as last adjusted and in effect at the date of any partial or full exercise of this Warrant.

     2.2. Procedure for Exercise of Warrant.  To exercise this Warrant in whole
          ---------------------------------
or in part, the Holder shall deliver to the Partnership, at its principal executive office (or such other office of the

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Partnership in the United States as the Partnership may designate by notice in writing to the Holder), (i) the Warrant Certificate attached hereto completed to specify the fraction of the Warrant which the Holder is electing to exercise,
(ii) consideration in an amount equal to the aggregate Exercise Price of the Warrant Units being purchased, consisting of (A) cash or a certified or official bank check, payable to the order of the Partnership, (B) cancellation by the Holder of indebtedness of the Partnership to the Holder, or (C) a combination of
(A) and (B) above, and (iii) if this Warrant is being exercised in whole or the last fraction of this Warrant is being exercised, this Warrant. Notwithstanding anything herein to the contrary, this Warrant may not be exercised, in whole or in part, if such exercise would cause, in the opinion of legal counsel for the Partnership, the Partnership to be treated as an association taxable as a corporation (other than a qualified REIT subsidiary within the meaning of Section 856(i) of the Internal Revenue Code of 1986, as amended). If exercise of the Warrant is prohibited by reason of the previous sentence, the expiration of the Warrant will be extended to such a time as the Warrant may be exercised without causing, in the opinion of legal counsel to the Partnership, the tax treatment referenced in the previous sentence to occur. Upon exercise of the Warrant, the Holder shall execute the Agreement of Limited Partnership of the Partnership, as amended and restated from time to time (the "Partnership Agreement").

     In the sole and absolute discretion of the Partnership, the Partnership may adopt a procedure for exercise of the Warrant pursuant to which the Partnership shall distribute an amount of cash to the Holder who has delivered the Warrant equal to the excess of the aggregate amount to be credited to such Holder's capital account in connection with the exercise of the Warrant over the aggregate Exercise Price to be paid by the Holder, subject to the requirement that such cash plus the Exercise Price be immediately contributed to the Partnership in exchange for the number of Warrant Units to which the Holder is entitled upon exercise.

     2.3. Transfer Restriction Legend.  This Warrant and each certificate for
          ---------------------------
Warrant Units initially issued upon exercise of this Warrant, unless at the time of exercise such Warrant Units are registered under the Securities Act of 1933, as amended (the "Act"), shall bear the following legends (and any additional legend required by any securities exchange upon which such Warrant Units may, at the time of such exercise, be listed and any applicable state securities administration or commission) on the face thereof:

     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD OR TRANSFERRED UNLESS REGISTERED PURSUANT TO THE PROVISIONS OF SUCH LAWS, OR IF, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO CAPITAL AUTOMOTIVE REIT, THE GENERAL PARTNER OF THE PARTNERSHIP, AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE AND SUCH TRANSFER WOULD NOT CAUSE THE PARTNERSHIP TO BE TREATED AS AN ASSOCIATION TAXABLE AS A CORPORATION (OTHER THAN A QUALIFIED REIT SUBSIDIARY WITHIN THE MEANING OF SECTION 856(i) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED) IF THE WARRANTS WERE TREATED AS EXERCISED.

     THE UNITS ISSUABLE UPON EXERCISE OF THIS WARRANT ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND RIGHTS OF REDEMPTION AS SET FORTH IN THE AGREEMENT OF LIMITED PARTNERSHIP OF THE PARTNERSHIP, AS AMENDED OR RESTATED FROM TIME TO TIME. A COPY OF THE AGREEMENT OF LIMITED PARTNERSHIP MAY BE OBTAINED FROM THE SECRETARY OF THE CAPITAL AUTOMOTIVE REIT, THE GENERAL PARTNER OF THE PARTNERSHIP.

     2.4. Acknowledgment of Continuing Obligation.  The Partnership will, at the
          ---------------------------------------
time of the exercise of this Warrant, in whole or in part, upon request of the Holder, acknowledge in writing its continuing obligation to the Holder in respect of any rights to which the Holder shall continue to be entitled after such exercise in accordance with this Warrant, provided, that the failure of the Holder

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to make any such request shall not affect the continuing obligation of the
Partnership to the Holder in respect of such rights.

     2.5. Investment Representation.  The Holder of this Warrant, by acceptance
          -------------------------
hereof, acknowledges that this Warrant and, upon exercise, the Warrant Units, are being acquired solely for the Holder's own account and not as a nominee for any other party and for investment, and that the Holder will not offer, sell, transfer, assign or otherwise dispose of this Warrant or the Warrant Units issued upon exercise hereof, unless registered under the Act and applicable state securities laws or pursuant to an opinion of counsel reasonably satisfactory to the Partnership that an exemption from registration under such laws is available. Upon exercise of this Warrant, the Holder shall, if requested by the Partnership, confirm, in writing, in a form reasonably satisfactory to the Partnership, that the Warrant Units so purchased are being acquired solely for the Holder's own account and not as a nominee for any party and for investment.

     2.6. Fractional Units.  No fractional Units or scrip representing
          ----------------
fractional Units shall be issued upon the exercise of this Warrant. With respect to any fraction of a Unit called for upon any exercise hereof, upon payment of the proportionate exercise price therefor, the Partnership shall pay to the Holder an amount in cash equal to such fraction multiplied by the current fair market value ("FMV") of a Unit, determined in accordance with the provisions of Section 2.7 hereof.

     2.7  Fair Market Value.
          ------------------

          (a) The fair market value ("FMV") of one Unit shall be equal to the FMV of one common share of beneficial interest, par value $.01 per share, of Capital Automotive REIT, a Maryland real estate investment trust (a "Share"). The FMV of a Share shall be determined in accordance with the provisions of
Section 2.7(b) hereof. Notwithstanding the foregoing, where there exists a public market for Shares at the time of such exercise, the FMV per Unit shall be equal to the average of the closing bid and asked prices of the Common Stock quoted in the Over-The-Counter Market Summary or the average of the last reported sale price of the Common Stock or the closing price quoted on The Nasdaq Stock Market National Market System or on any national exchange on which the Common Stock is listed, whichever is applicable, as published in The Wall Street Journal for the twenty consecutive trading days immediately preceding the five trading days prior to the date of determination of the FMV.

          (b) If no public market for the Shares shall exist on the Exercise Date, FMV of one Unit shall be determined as follows:

          (i) Agreement of the Partnership and the Holder.  If the Partnership
              -------------------------------------------
and the Holder can agree in writing as to the FMV, such agreed value shall be the FMV. If no agreement on the FMV can be reached within five (5) days from the date of the exercise of this Warrant, then the FMV shall be determined pursuant to subsection (ii) below.

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          (ii) Third Party Appraisal.  If the FMV is not agreed upon as provided
               ---------------------
in subsection (i) above within the period therein stated, then five (5) days thereafter, an appraiser or appraisers shall be jointly selected by the Partnership and the Holder, and the determination of such jointly selected appraiser or appraisers as to the FMV shall be binding and conclusive upon all parties. If the Partnership and the Holder are unable to reach an agreement as to an appraiser, the provisions of subsection (iii) below shall apply.

          For purposes of this subsection (ii), the FMV shall take into account, among other things, earnings of the Partnership, but shall not take into account any minority ownership, marketability or other such discount.

          (iii) Additional Appraiser.  If the Partnership and the Holder do not
                --------------------
agree upon the selection of an appraiser or appraisers, as provided in subsection (ii) within the period therein stated, then, within three (3) days after the expiration of the five (5) day period provided for in subsection (ii) above, each of the Partnership and the Holder shall deliver, by written notice to the other, a list of three appraisers and each of the Partnership and the Holder shall select one (1) appraiser from the list delivered by the other. In the event either party falls to deliver a list of appraisers or to select an appraiser from such list within said three (3) day period, the other party may select an appraiser from its list and such appraiser shall serve as the sole appraiser. Each of the appraisers so selected shall, within ten (10) days of being selected, determine the FMV. In the event the lower of the two (2) appraisals is at least ninety percent (90%) of the higher appraisal, then the FMV shall be equal to the average of the two (2) appraisals. In the event that the lower of the two (2) appraisals is less than ninety percent (90%) of the higher appraisal, then the two (2) appraisers shall appoint a third appraiser within three (3) days after the end of said ten (10) day period, and such third appraiser shall, within ten (10) days of being selected, determine the FMV.

          The FMV shall be equal to the average of (x) the third appraisal and
(y) whichever of the first two appraisals is closest in dollars to the third appraisal or equal to the third appraisal if such appraisal is mid-way between the first two appraisals. The determination of such appraisals shall be determinative of the FMV and shall be binding, final and conclusive on the Partnership and the Holder.

                    (iv) Costs of Appraisals.  The parties shall share equally
                         -------------------
the entire cost of any appraisals hereunder.

                    (v)  Fair Market Value Per Unit.  FMV in reference to one
                         --------------------------
Unit shall mean the FMV allocable to the issued Units divided by the number of Units that would have been outstanding had (1) all warrants exercisable for Units, (2) all options to purchase Units, and (3) all securities convertible into Units, been exercised or converted on the date as of which the FMV is determined (with appropriate adjustment by appraisal to reflect the proceeds of the assumed exercise or conversion).

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     2.8       Exercise of Warrant, Delivery of Units.  Upon receipt of the
               ---------------------------------------
Warrant Certificate, the Warrant, or both, as applicable, the Holder shall be deemed to be the holder of record of the Warrant Units issuable upon such exercise, notwithstanding that the partnership books of the Partnership shall then be closed or that certificates representing such Warrant Units shall not then be actually delivered to the Holder, and the Partnership shall, as promptly as practicable, and in any event within five (5) business days thereafter, cause to be reflected on the books and records of the Partnership, ownership of the aggregate number of Units by Holder specified in said Warrant Certificate. If this Warrant shall have been exercised only in part, the Partnership shall deliver to the Holder a certificate evidencing the fraction of this Warrant which remains exercisable. The Partnership shall pay all expenses, taxes and other charges payable (excluding income taxes payable by the Holder) in connection with the issuance of Units pursuant to this Section 2.8, except that, in case such Units shall be registered in a name or names other than the name of the Holder, funds sufficient to pay all transfer taxes, which shall be payable upon the issuance of the Units, shall be paid by the Holder to the Partnership at the time of delivering this Warrant to the Partnership as mentioned above.

     2.9  Accredited Investor; Experience; Risk.  The Holder is an accredited
          -------------------------------------
investor within the definition of Regulation D of the Act. The Holder has such knowledge and experience in financial and business matters that its capable of evaluating the merits and risks of purchase of the Warrants and the Warrant Units.

     SECTION 3. OWNERSHIP, TRANSFER.
                -------------------

     3.1. Ownership of this Warrant.  The Partnership may deem and treat the
          -------------------------
person in whose name this Warrant is registered as the Holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Partnership) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer as provided in this Section 3.

     3.2. Exchange, Transfer and Replacement.  Subject to the restrictions on
          ----------------------------------
transfer set forth in Section 2 of this Warrant, this Warrant is exchangeable upon the surrender hereof by the Holder to the Partnership at its office or agency for new Warrants of like tenor and date representing in the aggregate the right to purchase the number of Warrant Units purchasable hereunder, each of such new Warrants to represent the portion of this Warrant exchanged as shall be designated by the Holder at the time of such surrender. Subject to the terms of this Warrant and the restrictions on transfer, this Warrant and all rights hereunder are transferable in whole or in part upon the books of the Partnership by the Holder in person or by duly authorized attorney, and a new Warrant shall be made and delivered by the Partnership, of the same tenor as this Warrant but registered in the name of the transferee, upon surrender of this Warrant duly endorsed at said office or agency of the Partnership. Upon receipt by the Partnership of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of this Warrant, if mutilated, the Partnership will make and deliver a

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new Warrant of like tenor, in lieu of this Warrant. This Warrant shall be promptly canceled by the Partnership upon the surrender hereof in connection with any exchange, transfer or replacement. The Partnership shall pay all expenses, taxes (other than transfer taxes and income taxes) and other charges payable in connection with the preparation, execution and delivery of Warrant Units pursuant to this Section 3.

     3.3. Restricted Transfer of Securities.  The Holder agrees that the Units
          ---------------------------------
issued or to be issued pursuant to this Warrant (collectively, the "Issued Securities") shall also be subject to all of the terms and conditions set forth in the Agreement of Limited Partnership of the Partnership, as amended or restated from time to time, including the restrictions on redemption or transfer.

     SECTION 4. ADJUSTMENT OF REFERENCE PRICE, NUMBER OF WARRANT UNITS.
                ------------------------------------------------------

     4.1  Subdivision or Combination of Units.  If the Partnership, at any time
          ------------------------------------
while this Warrant is outstanding, shall subdivide or combine its Units, the Reference Price shall be proportionately reduced, in case of subdivision of Units, to reflect the increase in the total number of Units outstanding as a result of such subdivision, as at the effective date of such subdivision, or shall be proportionately increased, in the case of combination of Units, to reflect the reduction in the total number of Units outstanding as a result of such combination, as at the effective date of such combination.

     4.2  Dividends.     If the Partnership, at any time while this Warrant is
          ----------
outstanding, shall pay a dividend in, or make any other distribution of, Units on account of outstanding Units, the Reference Price shall be adjusted, (as at the date of such payment or other distribution), to that price determined by multiplying the Reference Price in effect immediately prior to such payment or other distribution, by a fraction (i) the numerator of which shall be the total number of Units outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number of Units outstanding immediately after such dividend or distribution (plus in the event that the Partnership paid cash for fractional Units, the number of additional Units which would have been outstanding had the Partnership issued fractional Units in connection with said dividends).

     4.3  Reorganization, Reclassification, Recapitalization Consolidation,
          -----------------------------------------------------------------
Merger or Sale. If any capital reorganization, reclassification or
---------------
recapitalization of the Partnership, or consolidation or merger of the Partnership, or sales of all or substantially all of its assets to another entity, shall be effected in such a way that holders of Units shall be entitled to receive stock, securities, cash or assets with respect to or in exchange for Units, then, as a condition of such reorganization, reclassification, recapitalization, consolidation, sale or merger, lawful and adequate provisions shall be made whereby each Holder of Warrants shall thereupon have the right and option to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the Warrant Units, such shares of stock, securities, cash or assets as may be issued or payable with respect to or in exchange for a number of outstanding Units equal to the number

                                       6
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of Warrant Units as would have been received upon exercise of this Warrant at the Reference Price then in effect immediately before such reorganization, reclassification, recapitalization, consolidation, sale or merger, and in any such case appropriate provisions shall be made with respect to the rights and interests of the Holders to the end that the provisions hereof (including without limitation provisions for adjustments of the applicable Reference Price) shall thereafter be applicable, as nearly as may be practicable, in relation to any rights to acquire or shares of stock or securities delivered in connection with such reorganization, reclassification, recapitalization, consolidation, sale or merger. Prior to the consummation of any consolidation or merger or sale of assets of the Partnership, the successor entity resulting from such consolidation or merger, or the purchaser of such assets, shall agree in writing to be bound by the provisions hereof.

     4.4  Minimum Level for Adjustments.  Notwithstanding any provision to the
          -----------------------------
contrary contained herein, no adjustment of the Reference Price shall be made if the amount of said adjustment shall aggregate less than ten cents ($.10); provided however, that in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall aggregate at least ten cents ($.10).

     SECTION 5.     COVENANTS OF THE PARTNERSHIP.  The Partnership hereby
                    ----------------------------
covenants and agrees that:

     5.1. Reservation of  Units.  The Partnership will reserve and set apart and
          ---------------------
have at all times, free from pre-emptive rights, a number of Units deliverable upon the exercise of this Warrant or of any other rights or privileges provided for herein sufficient to enable it at any time to fulfill all its obligations hereunder.

     5.2. Avoidance of Certain Actions. The Partnership will not, by amendment
          ----------------------------
of its organizational documents or through any reorganization, transfer of assets, consolidation, merger, issue or sale of securities or otherwise, avoid or take any action which would have the effect of avoiding the observance or performance of any of the terms to be observed or performed hereunder by the Partnership, but will at all times in good faith assist in carrying out all of the provisions of this Warrant and in taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant hereunder.

     5.3. Governmental Approvals.  If any Units required to be reserved for the
          ----------------------
purposes of exercise of this Warrant require the consent or approval of any governmental authority under any Federal law (other than registration under the Act or the Securities Exchange Act of 1934, as amended) or under any state law (other than registration or qualification under state securities or blue sky laws) before such Units may be issued upon exercise of this Warrant, the Partnership will, at its expense, as expeditiously as possible, use its best efforts to obtain such consent or approval, as the case may be.

     5.4. Binding on Successors.  This Warrant shall be binding upon any
          ---------------------
corporation succeeding to the Partnership by merger, consolidation, exchange, reorganization or acquisition of all or substantially all of the Partnership's assets.

    SECTION 6. REGISTRATION.
               ------------

     6.1  Right to Registration.    Upon exercise of this Warrant, the Units
          ---------------------
issued pursuant thereto shall have the registration rights included in the Partnership Agreement with respect to Shares issued, at the option of Capital Automotive REIT, upon redemption of Units.

    SECTION 7. NOTIFICATIONS BY THE PARTNERSHIP.  In case at any time:
               --------------------------------

               (a) the Partnership shall declare any dividend payable in securities upon the Units or make any distribution (other than in cash) to the holders of Units;

               (b) there shall be proposed any other transaction of a type referred to in Section 4 hereof; and

               (c) there shall be proposed a voluntary or involuntary dissolution, liquidation or winding-up of the Partnership;

then, in any one or more of such cases, the Partnership shall give written
----
notice to the Holder of the date on which (i) the books of the Partnership shall close or a record shall be taken for such dividend, distribution, subscription rights, or other transaction, and (ii) such reorganization, reclassification, consolidation, merger, sale, dissolution, other transaction, liquidation or winding-up shall take place, as the case may be. Such notice shall also specify the date as of which the holders of Units of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their Units for, or receive in respect of their Units, securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, other transaction, liquidation, or winding-up, as the case may be. Such written notice shall be given not less than five (5) business days prior to the taking of the action in question.

    SECTION 8. NOTICES.  Any notice or other document required or permitted to
               -------
be given or delivered to the Holder shall be delivered at, or sent by certified or registered mail to each Holder at the address listed in the records of the Partnership or to such other address as shall have been furnished to the Partnership in writing by such Holder. Any notice or other document required or permitted to be given or delivered to the Partnership shall be delivered at, or sent by certified or registered mail to, the principal office of the Partnership, at 1925 North Lynn Street, Suite 306, Arlington, Virginia 22209,
Attention: Thomas D. Eckert or such other name or address as shall have been furnished to the Holder by the Partnership.

    SECTION 9. LIMITATION OF LIABILITY.  No provision hereof, in the absence of
               -----------------------
affirmative action by the Holder to purchase Units, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Exercise Price or as a partner of the Partnership, whether such liability is asserted by the Partnership or by creditors of the Partnership.

     SECTION 10.  GOVERNING LAW.  This Warrant shall be governed by, and
                  -------------
construed and enforced in accordance with, the laws of the Commonwealth of Virginia, without giving effect to its conflicts of laws provisions.

     SECTION 11.  MISCELLANEOUS.  No term of this Warrant may be amended, except
                  -------------
with the joint written consent of the Holder and the Partnership. The headings in this Warrant are for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof.

     IN WITNESS WHEREOF, the Partnership has caused this Warrant to be signed by its General Partner on the date first above written.

                                    CAPITAL AUTOMOTIVE, L.P.

                                    By:  CAPITAL AUTOMOTIVE REIT, as
                                         General Partner


                                    By:
                                       ---------------------------------
                                    Name:        Thomas D. Eckert
                                        --------------------------------
                                    Title: Chief Executive Officer and President
                                           -------------------------------------

                                  ASSIGNMENT

           TO BE EXECUTED BY THE REGISTERED HOLDER IF IT DESIRES AND
                IS PERMITTED TO TRANSFER THE WITHIN WARRANT OF

                            CAPITAL AUTOMOTIVE L.P.

        FOR VALUE RECEIVED__________________ hereby sells, assigns and transfers unto ______________________ the right to purchase ________ of the number of Units covered by the within Warrant, and does hereby irrevocably constitute and appoint ________________ Attorney to transfer the said Warrant on the books of the Partnership (as defined in said Warrant) with full power of substitution.


                                Signature:                                (SEAL)
                                          --------------------------------
                                Address:
                                        ----------------------------------

                                        ----------------------------------


Dated:
       -----------------

In the presence of:                 [Name of Institution]

------------------                  By:
                                       ------------------------


                                     NOTICE

     The signature to the foregoing Assignment must correspond to the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                              WARRANT CERTIFICATE

                    TO BE EXECUTED BY THE REGISTERED HOLDER
                IF IT DESIRES TO EXERCISE THE WITHIN WARRANT OF

                            CAPITAL AUTOMOTIVE L. P.

    The undersigned hereby irrevocably exercises the right to purchase units of limited partnership interest ("Units") obtainable by exercise of ___________ % of the within Warrant, according to the conditions thereof and herewith makes payment of the Exercise Price for such Units in full.



                                    Signature:                  (SEAL)
                                              ------------------
                                    Address:
                                            ---------------------------

                                            ---------------------------

Dated:
      -------------------


In the presence of :
                                    [Name of Institution]


---------------------------         By:
                                        ----------------------------